UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): August 26, 2009 (August 24, 2009)

American Defense Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53092	83-0357690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 DUFFY AVENUE
HICKSVILLE, NY  11801

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (516) 390-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)                                  Effective August 24, 2009, American Defense Systems, Inc., a Delaware corporation (the “Company”), dismissed Jewett, Schwartz, Wolfe & Associates, CPA’s (“JSW”) as the Company’s independent auditor.  The Company’s board of directors approved the dismissal of JSW following the recommendation to do so by the Company’s audit committee.

The reports of JSW on the Company’s financial statements for each of the two fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2007 and 2008 and any subsequent interim period preceding JSW’s dismissal, there were no disagreements with JSW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of JSW, would have caused JSW to make reference to the matter in its reports.

There were no “reportable events” as defined in Regulation S-K Item 304(a)(1)(v) during each of the two fiscal years ended December 31, 2007 and 2008 and any subsequent interim period preceding JSW’s dismissal.

The Company has provided JSW with a copy of this current report on Form 8-K and has requested JSW to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements.  JSW’s response letter, dated August 26, 2009, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)                                 Effective August 24, 2009, the Company has engaged Marcum LLP (“Marcum”) as the Company’s independent auditor for the fiscal year ending December 31, 2009.  During each of the two fiscal years ended December 31, 2007 and 2008 and any subsequent interim period preceding Marcum’s engagement, the Company has not, and no one on the Company’s behalf has, consulted with Marcum regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or with respect to any “reportable events” as defined in Regulation S-K Item 304(a)(1)(v).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Jewett, Schwartz, Wolfe & Associates, CPA’s dated August 26, 2009 regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 26, 2009

AMERICAN DEFENSE SYSTEMS, INC.

By:	/s/ Gary Sidorsky
Chief Financial Officer